CERTIFICATION

I, Leo S. Ullman, Chief Executive Officer of Cedar Shopping Centers, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.   The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 8th day of August, 2006.

/s/ LEO S. ULLMAN

Leo S. Ullman, Chief Executive Officer